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                                                                    EXHIBIT 25.1

                                                     Registration No. 333-______

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM T-1

             Statement of eligibility under the Trust Indenture Act of 1939 of a Corporation designated to act as Trustee

          Check if an application to determine eligibility of a Trustee pursuant to Section 305(b)(2)

                    Manufacturers and Traders Trust Company
              (Exact name of trustee as specified in its charter)

              New York                                  16-0538020
       (Jurisdiction of incorporation                    (I.R.S. employer
    or organization if not a national bank)              identification No.)

                                 One M&T Plaza

             Buffalo, New York                                14240
      (Address of principal executive offices)                  (Zip Code)

                                 RENT-WAY, INC.
              (Exact name of obligor as specified in its charter)

                     Pennsylvania                               25-1407782
            (State or other jurisdiction of                  (I.R.S. employer
            incorporation or organization)                  identification No.)

                  330 West Lake Road
                  Erie, Pennsylvania                               16505
       (Address of principal executive offices)                 (Zip Code)

                7% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2007

                        (Title of indenture securities)


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          Item 1.          General Information

                 Furnish the following information as to the trustee:

          1. Name and address of each examining or supervising authority to which it is subject.

                 Superintendent of Banks of the State of New York, 2 World Trade Center, New York, NY 10047 and Albany, NY 12203.

                 Federal Reserve Bank of New York, 33 Liberty Street, New York, NY 10045.

                 Federal Deposit Insurance Corporation, Washington, D.C.
                 20429.

          2.     Whether it is authorized to exercise corporate trust powers.

                 Yes.

          Item 2.          Affiliations with Obligor

                 If the obligor is an affiliate of the trustee, describe each such affiliation.

                 None.

     [Items 3 through 15 omitted pursuant to General Instruction B to Form T-1]


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          Item 16.         List of Exhibits

                 Exhibit a.         Organization Certificate of the Trustee as
                                    now in effect (incorporated herein by
                                    reference to Exhibit 1, Form T-1,
                                    Registration Statement No. 33-7309).

                 Exhibit b.         Certificate of Authority of the Trustee to
                                    commence business (incorporated herein by reference to Exhibit 2, Form T-1,
                                    Registration Statement No. 33- 7309).

                 Exhibit c.         Authorization of the Trustee to exercise
                                    corporate trust powers (incorporated herein by reference to Exhibit 3, Form T-1,
                                    Registration Statement No. 33-7309).

                 Exhibit d.         Existing By-Laws of the Trustee
                                    (incorporated herein by reference to
                                    Exhibit 4, Form T-1, Registration Statement
                                    No. 33-7309).

                 Exhibit e.         Not Applicable.

                 Exhibit f.         Consent of the Trustee (incorporated herein
                                    by reference to Exhibit 6, Form T-1,
                                    Registration Statement No. 33- 7309).

                 Exhibit g.         Report of Condition of the Trustee.*

                 Exhibit h.         Not Applicable.

                 Exhibit i.         Not Applicable

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* Filed Herewith


                                   SIGNATURE

              Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Manufacturers and Traders Trust Company, a banking corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Buffalo, and State of New York, on the 21st day of April, 1997.

                                      MANUFACTURERS AND TRADERS TRUST COMPANY

                                      By: /s/ Russell T. Whitley
                                         -------------------------
                                          Russell T. Whitley
                                        Assistant Vice President


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                                   EXHIBIT G

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                     MANUFACTURERS AND TRADERS TRUST COMPANY

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CONDENSED CONSOLIDATED BALANCE SHEET

                                                                                December 31
                                                                    --------------------------------------
Dollars in thousands                                                    1996                      1995
----------------------------------------------------------------------------------------------------------
Assets                  Cash and due from banks                       $ 362,253                  403,759
                        Money-market assets                             207,971                  135,809
                        Investment securities
                          Available for sale (cost:
                            $1,315,225 in 1996;
                            $1,367,812 in 1995)                       1,307,685                1,360,611
                          Held to maturity (market value:
                            $77,512 in 1996; $86,212 in
                            1995)                                        76,944                   85,250
                          Other (market value:
                            $38,673 in 1996; $37,943 in
                            1995)                                        38,673                   37,943
                      ------------------------------------------------------------------------------------
                                      Total investment                1,423,302                1,483,804
                                      securities
                      ------------------------------------------------------------------------------------
                        Loans and leases, net of unearned
                        discount Allowance for possible               8,981,159                8,023,890
                        credit losses                                 (239,064)                (225,162)
                      ------------------------------------------------------------------------------------
                          Loans and leases, net                       8,742,095                7,798,728
                        Other assets                                    347,224                  357,067
                      ------------------------------------------------------------------------------------
                          Total assets                              $11,082,845               10,179,167
----------------------------------------------------------------------------------------------------------
Liabilities             Deposits
                          Noninterest-bearing                       $ 1,327,900                1,186,285
                          Interest-bearing                            6,988,061                6,655,967
                      ------------------------------------------------------------------------------------
                                      Total deposits                  8,315,961                7,842,252
                        Short-term borrowings                         1,728,767                1,315,285
                        Accrued interest and other
                          liabilities                                   172,740                  159,455
                        Long-term borrowings                            178,002                  192,791
                      ------------------------------------------------------------------------------------
                          Total liabilities                          10,395,470                9,509,783
                      ------------------------------------------------------------------------------------
Stockholder's
equity                                                                  687,375                  669,384
                      ------------------------------------------------------------------------------------
                          Total liabilities and
                          stockholder's equity                      $11,082,845               10,179,167
----------------------------------------------------------------------------------------------------------

Member FDIC and Federal Reserve System